UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – JULY 1, 2013

GOLD HILLS MINING, LTD.

(Exact name of Registrant as specified in its charter)

NEVADA	000-50994	88-0471870
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

100 Wall Street, 10th Floor

New York, NY 10005

(Address of principal executive offices)

516-620-9065

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Gabriel Margent as Chief Financial Officer and Member of the Board

Effective as of July 1, 2013, Mr. Gabriel Margent has resigned as the Chief Financial Officer and as a member of the Board of Directors (the “Board”) of Gold Hills Mining, Ltd. (the “Company”).

Mr. Margent has not expressed any disagreement with the Company on any matter relating to the Company’s operations, policies or practices with regard to the cessation of his services.

Mr. Urmas Turu, the Company’s Chief Executive Officer and a Member of the Board, shall serve as Interim Chief Financial Officer until a replacement is appointed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLD HILLS MINING, LTD. By: /s/ Interim Chief Executive Officer
Title: Interim Chief Executive Officer Name: Urmas Turu

Date:  July 2, 2013